Exhibit 10.46

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this “Amendment”) is made and, entered into as of the 24th day of September 2008, by and among TORNIER, INC., a Delaware corporation (the “Borrower”) and COMPASS BANK, an Alabama banking corporation (the “Bank”).

R E C I T A L S:

WHEREAS, the Borrower and the Bank entered into that certain Revolving Credit and Security Agreement dated as of May 31, 2007 (as amended, modified, restated, or supplemented, the “Credit Agreement”);

WHEREAS, Tornier US Holdings, a Delaware corporation (the “Guarantor”) guaranteed the payment and performance of all the Obligations pursuant to that certain Guaranty Agreement dated as of May 31, 2007 (as amended, modified, restated or supplemented, the “Guaranty”);

WHEREAS, the Borrower executed and delivered that certain Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement [Second Lien] dated as of August 29, 2005 (as amended, modified, restated or supplemented, the “Deed of Trust”) for the benefit of the Bank duly recorded in the Official Public Records of Real Property of Fort Bend County, Texas under County Clerk’s File No. 2005107673 covering the real property described therein; and

WHEREAS, the Borrower has requested and the Bank has agreed to, among other things, extend the maturity date until July 30, 2009, increase the line of credit and the interest rate and modify certain financial covenants, on the same terms and conditions as set forth in the Loan Documents except as otherwise provided herein, and renew, continue and carry forward the liens and security interests securing payment of the Notes.

NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

2.                                       Outstanding Loan Balance.  The outstanding principal balance of the Revolving Note as of September 23, 2008 is $1,620,667.34.

3.                                       Renewal of Liens.  The maturity of the Revolving Note is hereby renewed and extended (but is not extinguished) to be due and payable on or before July 30, 2009, and in this regard, all instruments or documents representing, evidencing or securing the Revolving Note, including but not limited to, the liens of the Deed of Trust securing the Revolving Note, are hereby renewed, extended and modified (but are not extinguished) by extending the maturity date thereof to July 30, 2009.  Nothing herein contained shall affect or impair the validity or priority of the lien and security interests under the Deed of Trust or any other Loan Document securing the Revolving Note.

4.                                       Amendments to the Credit Agreement.  The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

(a)                                  Section 1.1(a) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof.

“(a)                            Revolving Lien; Borrowing Base.  From the date hereof until the first to occur of (i) Bank’s demand for payment or (ii) July 30, 2009 (whichever shall occur first being the “Revolving Line Maturity Date”), or such future date to which the Maturity Date of the Revolving Line may be extended (any such extension to be at Bank’s sole discretion and evidenced by a writing executed by Bank), subject to the terms and conditions of this Agreement and Borrower’s and all guarantors’ (as applicable) performance of and compliance with each of the Loan Documents, and so long as no event of default or Event of Default (including, without limitation, the breach of any warranty or representation) hereunder or under any of the other Loan Documents shall have occurred, be continuing or would result, Bank agrees to extend to Borrower an open-end credit line (also referred to as the Revolving Line) on the basis of the following advance formula (such advance formula being hereinafter referred to as the “Borrowing Base”); an amount equal to eighty percent (80%) of the outstanding value of Borrower’s Eligible Accounts Receivable; provided, however, that in no event shall the aggregate sum of all principal advances made by Bank to Borrower at any one time outstanding hereunder exceed the sum of $6,000,000.00.  Within such limits and subject to the terms of this Agreement, Borrower may borrow, repay without penalty or premium, and reborrow hereunder, from the date of this Agreement until the Maturity Date.  It is expressly understood and agreed that Bank shall have no obligation to make an advance under the Revolving Line if the amount of such advance together with the amount outstanding under the Revolving Line exceeds or would exceed the lesser of (i) $6,000,000.00 or (ii) the Borrowing Base.

If at any time Borrower is not entitled to any advances by the terms of this Agreement, Bank may, in its sole discretion, make requested advances; however, it is expressly acknowledged and agreed that, in such event, Bank shall have the right, in its sole discretion, to decline to make any requested advance and to require any payment required under the terms of the Agreement without prior notice to Borrower and the making of any such advances shall not be construed as a waiver of such right by Bank.”

(b)                                 Section 1.1(c) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted in place thereof:

“(c)                            Exceeding Borrowing Base.  If at any time the outstanding balance of Borrower’s Revolving Loan Account attributable to the Revolving Line exceeds the lesser of (i) the Borrowing Base, or (ii) $6,000,000.00, then Borrower shall not be entitled to any additional advances under the Revolving Line while such excess exists and shall immediately remit to Bank immediately available funds sufficient to eliminate such excess and, if Bank requests, deliver to Bank additional collateral of a value and character satisfactory to Bank.  If the Borrowing Base Report (as defined in Section 2.6) indicates that the outstanding balance of Borrower’s Revolving Loan Account attributable to the Revolving Line or advances made to Borrower hereunder exceeds the lesser of (i) the Borrowing Base or (ii) $6,000,000.00, then Borrower shall not be entitled to any additional advances under the Revolving Line while such excess exists and shall immediately remit to Bank (with the relevant Borrowing Base Report) immediately available funds in the amount sufficient to eliminate such excess.”

(c)                                  Section 6.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

“6.4                           Intentionally deleted.”

(d)                                 The first sentence of Section 6.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

“Borrower shall maintain a minimum Tangible Net Worth of not less than $38,000,000.00.”

(e)                                  Section 6 of the Credit Agreement is hereby amended by adding the following Section 6.10:

“6.10                  Additional Guaranty.  By October 31, 2008, Borrower shall deliver to Bank that certain Guaranty Agreement executed by Tornier, B.V., substantially in the form attached as Exhibit “E” hereto, guaranteeing the payment and performance of all of Borrower’s Obligations.”

(f)                                    Section 7.6 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in place thereof:

“7.6                         Subordinated Debt.  Unless otherwise agreed to in writing by Bank, Borrower shall not make any payment upon any Subordinated Debt described in any subordination agreement delivered to Bank.”

(g)                                 Number 16 in Addendum A of the Credit Agreement, is hereby deleted in its entirety, and the following is substituted in place thereof:

“16.                         “Subordinated Debt” shall mean, except with respect to any subordinated accounts payable pursuant to a subordination agreement delivered to and accepted by Bank, obligations or indebtedness owing from Borrower to others which have been and remain subordinated to all Liabilities owing from Borrower to Bank pursuant to a subordination agreement(s) in form and substance acceptable to Bank.”

(h)                                 Except “B” to the Credit Agreement is hereby deleted in its entirety, and Exhibit “B” attached hereto shall be substituted in lieu thereof.

(i)                                     The Exhibits to the Credit Agreement are hereby amended by adding the Exhibit “E” attached hereto.

5.                                       Amendments to the Revolving Note.  The Revolving Note is subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

(a)                                  Subsection (b)(i) in the first paragraph of the Revolving Note is hereby deleted in its entirety, and the following is substituted in place thereof:

“(i)                               the sum of the LIBOR Rate (hereinafter defined) of Payee in effect from day to day plus two and one quarter percent (2.25%) or”

(b)                                 Subparagraph (b) in the second paragraph of the Revolving Note is hereby deleted in its entirety, and the following is substituted in place thereof:

“(b)                           All outstanding principal of this Note and all accrued interest hereof shall be due and payable on July 30, 2009.”

6.                                       Conditions Precedent to Effectiveness of Amendment.  This Amendment shall be effective when, and only when, the Bank shall have received:

(a)                                  Counterparts of this Amendment duly executed by the Borrower, the Bank and the Guarantor;

(b)                                 Secretary’s Certificate of the Borrower authorizing the execution, delivery and performance of this Amendment and any other documents signed in connection therewith, in form and substance satisfactory to the Bank, including without limitation, articles of incorporation, existence, resolutions and incumbency of officers;

(c)                                  Secretary’s Certificate of the Guarantor authorizing the execution, delivery and performance of this Amendment and any other documents signed in connection therewith, in form and substance satisfactory to the Bank, including without limitation, articles of incorporation, existence, resolutions and incumbency of officers;

(d)                                 Subordination Agreement executed by Tornier, B.V., a company organized under the laws of the Netherlands, in form and substance acceptable to Bank in its sole discretion; and

(e)                                  Such other documents, instruments and agreements as the Bank or its counsel reasonably deem necessary to renew and extend the Revolving Note, the Credit Agreement, the Deed of Trust and the Loan Documents, in form and content satisfactory to the Bank and its counsel, including without limitation, this Amendment.

7.                                       Representation and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)                                  The Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

(b)                                 After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c)                                  After giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default.

(d)                                 When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding Obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general implication relating to the enforcement of creditors’ rights and by equitable principles of general application.

8.                                       Representations and Warranties of the Guarantor.  The Guarantor hereby represents and warrants as follows:

(a)                                  The Guarantor is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Agreement has been duly and effectively taken.

(b)                                 After giving effect to this Amendment, the representations and warranties contained in the Guaranty and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made.

(c)                                  When duly executed and delivered, this Amendment and the Guaranty will be legal and binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

9.                                       Waiver of Certain Defaults.  Borrower has requested that Lender waive Borrower’s default of the financial covenants for the quarters ended June 30, 2008 as set forth in Section 6 of the Credit Agreement.  Based upon Borrower’s satisfaction of the condition precedents set forth in this Amendment, Lender hereby waives the default under such Section 6.

This waiver does not constitute a waiver of any other provisions of the Loan Documents unless expressly waived herein.  In addition, this waiver is specific in time and does not constitute, nor should it be construed as, a waiver of any right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in any Loan Document, not specifically mentioned in this Section 9, nor does it preclude the exercise of any right, power or privilege not specifically mentioned in this Section 9, nor shall any waiver of any right, power, privilege or default hereunder constitute a waiver of any subsequent default of the same or of any other term or provision.

10.                                 Reference to and Effect on the Loan Documents.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement, the Note, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Loan Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement as amended hereby, the Note, and any other Loan Documents.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement or Deed of Trust nor constitute a waiver of any provision of any of the Loan Documents.

(d)                                 The Guarantor ratifies and affirms its obligations under the Guaranty and acknowledges, renews and extends his continued liability under the Guaranty and agrees that the Guaranty remains in full force and effect notwithstanding the matters contained herein.

(e)                                  The Borrower and the Guarantor, by their execution of this Amendment, each hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against the Bank arising out of the Loan Documents, or any other documents mentioned herein or otherwise; and to the extent any such set-offs, counterclaims, defenses, or other causes of action may exist, whether known or unknown, such items are hereby waived by the Borrower and the Guarantor.

11.                                 Costs and Expenses.  The Borrower agrees to pay on demand all out of pocket costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable legal fees and expenses for counsel for the Bank.

12.                                 Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

13.                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

14.                                 Final Agreement.  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK-
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:

TORNIER, INC., a Delaware Corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

By:	/s/ Douglas Kohrs
Douglas Kohrs, President and Chief Executive Officer

GUARANTOR:

TORNIER US HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

BANK:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Debra Halling
Debra Halling, Senior Vice President

Second Modification Agreement – Signature Page

EXHIBIT “B”

CERTIFICATE

Reference is made to that certain Revolving Credit and Security Agreement (the “Agreement”) executed by TORNIER, INC. (“Borrower”) in favor of COMPASS BANK (“Bank”), on or about May       , 2007.  Capitalized terms used but not defined herein shall have the meaning attributed to the same in the Agreement.  Borrower hereby represents, warrants and covenants to and in favor of Bank as follows:

(i)                                     no default, event of default or Event of Default (or any event that would constitute an event of default or Event of Default but for the requirement that notice be given or time elapse or both) has occurred or is continuing under the Agreement or any of the other Loan Documents or under any other loans, notes, debentures, bonds, leases or other obligations of Borrower now outstanding;

(2)                                  all representations, warranties and covenants contained in the Agreement and the other Loan Documents are expressly reaffirmed and restated as of the date hereof;

(3)                                  neither Borrower nor, to the best of Borrower’s knowledge, any other party has any matured or unmatured claim, offset or cause of action against the Bank or its officers, agents or affiliates arising under or in connection with the Loan Documents or the Liabilities; and

(4)                                  all financial statements, reports and other documents delivered to Bank on or before the date hereof under or in connection with the Loan Documents are, as of the relevant date, complete and accurate and may be relied upon by Bank.

(5)                                  the calculations set forth below showing Borrowers’ status of compliance with the financial covenants set forth in the Agreement are true and correct in all respects.

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Section 6.5 — Tangible Net Worth

Calculation:

1.	Net Worth	$
2.	Subordinated Debt (except for subordinated accounts payable)	$
3.	Line (1) plus line (2)	$
4.	Related Party Loans, Advances and Investments	$
5.	Goodwill and Other Intangible Assets	$
6.	Line (4) plus line (5)	$
7.	Tangible Net Worth
	[line (3) minus line (6)]	$

Required:

$38,000,000.00

Section 7.2 — Total Debt to Tangible Net Worth

Calculation:

1.	Total Debt	$
2.	Tangible Net Worth	$
[see above]
3.	Total Debt to Tangible
Net Worth
[line (1) divided by line (2)]

Required:

Not greater than 1.50 to 1.00

TORNIER, INC., a Delaware corporation

By:
Name:
Title:

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EXHIBIT “E”

GUARANTY AGREEMENT OF TORNIER, B.V.

GUARANTY AGREEMENT

WHEREAS, the execution of this Guaranty Agreement (this “Guaranty Agreement”) is a condition to COMPASS BANK, an Alabama state banking corporation (“Bank”) renewing certain loans to TORNIER, INC., a Delaware corporation (“Borrower”), pursuant to that certain Revolving Credit and Security Agreement dated as of May 31, 2007, between, Borrower and Bank (such Revolving Credit and Security Agreement as it may hereafter be amended or modified from time to time, is hereinafter referred to as the “Credit Agreement”);

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, TORNIER, B.V., a company organized under the laws of the Netherlands (the “Guarantor”), hereby irrevocably and unconditionally guarantees to Bank the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined).  This Guaranty Agreement shall be upon the following terms:

1.                                       The term “Guaranteed Indebtedness” as used herein means all of the Obligations and Liabilities, as defined in the Credit Agreement.  The term “Guaranteed Indebtedness” shall include any and all post-petition interest and expenses (including attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.  As of the date of this Guaranty Agreement, the Obligations and Liabilities include, but are not limited to, the indebtedness evidenced by (a) that certain Master Revolving Promissory Note in the original principal amount of $6,000,000,00, dated May 31, 2007, executed by Borrower and payable to the order of Bank, (b) that certain Promissory Note in the original principal amount of $2,500,000.00, dated May 31, 2007, executed by Borrower and payable to the order of bank and (c) that certain Promissory, Note dated August 29 2005 in the original principal amount of $1,640,000.00, dated August 29, 2005 executed by A.T. Estate, Inc., a Texas corporation, the predecessor in interest by merger to the Borrower, as modified by that certain Modification to Note and Deed of Trust as of June 15, 2006, by that certain Modification Agreement dated as of June 15, 2006 and by that certain Second Modification to Note, Deed of Trust and Assignment of Rents dated as of May 31, 2007, and all renewals, extensions, amendments, increases, decreases or other modifications of any of the foregoing and all promissory notes given in renewal, extension, amendment, increase, decrease or other modification thereof.

2.                                       This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness.  No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Bank or any other party, or which Guarantor may have against Borrower, Bank, or any other party shall be available to, or shall be asserted by, Guarantor against Bank or any subsequent holder of the Guaranteed indebtedness or any part thereof or against payment of the Guaranteed indebtedness or any part thereof.

3.                                       If Guarantor becomes liable for any indebtedness owing by Borrower to Bank by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Bank hereunder shall be cumulative

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of any and all other rights that Bank may ever have against Guarantor.  The exercise by Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4.                                       In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Bank without notice or demand in lawful currency of the United States of America and it shall not be necessary for Bank, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.  Until the Guaranteed Indebtedness is paid in full and a period of ninety (90) days has passed following such payment, Guarantor waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise.

5.                                       If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Bank.

6.                                       Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor:  (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Bank to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Bank is held to

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constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

7.                                       Guarantor represents and warrants to Bank follows:

(a)                                  Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the country of its incorporation, organization or association is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition, or operations.

(b)                                 Guarantor has the corporate power, authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor’s rights.

(c)                                  The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the organizational documents or governmental documents of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

(d)                                 No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

(e)                                  The value of the consideration received and to be received by Guarantor as a result of Borrower and Bank entering into the Credit Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit Guarantor directly or indirectly.

(f)                                    Guarantor represents and warrants to Bank that Guarantor is not insolvent, Guarantor’s liabilities do not exceed its assets, and Guarantor will not be rendered insolvent by

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the execution and performance of this Guaranty Agreement and the Loan Documents (as defined in the Credit Agreement).

(g)                                 Guarantor makes to Bank the representations and warranties contained in the Credit Agreement which Borrower makes in the Credit Agreement with respect to Guarantor, as if Guarantor were a party to the Credit Agreement, and all of such representations and warranties with respect to Guarantor are incorporated herein by reference.

8.                                       Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Bank has any commitment under the Credit Agreement:

(a)                                  Guarantor will deliver to Bank the financial statements of Guarantor described in the Credit Agreement at the times required by the Credit Agreement.

(b)                                 Guarantor will furnish promptly to Bank written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default as defined in the Credit Agreement of which Guarantor has knowledge.

(c)                                  Guarantor will furnish promptly to Bank such additional information concerning Guarantor as Bank may request.

(d)                                 Guarantor will not (i) become a party to a merger, consolidation or other business combination or acquire all or a substantial part of the assets of any Person (as defined in the Credit Agreement) or any shares or other evidence of beneficial ownership of any Person unless Guarantor is the surviving Person to such transaction, (ii) dissolve or liquidate, or (iii) sell, lease, assign, transfer or otherwise dispose of substantially all of its assets.

(e)                                  Guarantor will comply with all of the covenants contained in the Credit Agreement with which Borrower agrees in the Credit Agreement to cause Guarantor to comply, as if Guarantor were a party to the Credit Agreement, and all of such covenants are incorporated herein by reference as if set forth herein in full.

9.                                       Upon the occurrence of an Event of Default, Bank shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Bank to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Bank shall have made any demand under this Guaranty Agreement.  In addition to Bank’s right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Bank a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Bank and all other sums at any time credited by or owing from Bank to Guarantor.  The rights and remedies of Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

10.                                 Guarantor hereby agrees that the Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Bank as security for the Guaranteed

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Indebtedness.  If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Bank and shall forthwith be paid to Bank without affecting the liability of Guarantor under this Guaranty Agreement.  For purposes of this Guaranty Agreement, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

11.                                 No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Bank.  No failure on the part of Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

12.                                 This Guaranty Agreement is for the benefit of Bank and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Guaranty Agreement is binding not only on Guarantor, but on Guarantor’s successors and assigns.

13.                                 Guarantor recognizes that Bank is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Bank in entering into the Credit Agreement.  Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

14.                                 This Guaranty Agreement is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas.  Any action or proceeding against Guarantor under or in connection with this Guaranty Agreement may be brought in any state or federal court in Harris County, Texas, and Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts, and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court.  Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified below its signature block.  Nothing herein shall affect the right of Bank to serve process in any other matter permitted by law or shall limit the right of Bank to bring any action or proceeding against Guarantor or with respect to any of Guarantor’s property in courts in other jurisdictions.  Any action or proceeding by Guarantor against Bank shall be brought only in a court located in Harris County, Texas.

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15.                                 Guarantor shall pay on demand all attorneys’ fees and all other costs and expenses incurred by Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty Agreement.

16.                                 Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

17.                                 The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Bank may exercise any and all rights granted to it under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.  Any notices given hereunder shall be given in the manner provided by and to the addresses set forth in the Credit Agreement.

18.                                 Guarantor hereby represents and warrants to Bank that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon Bank, to provide (and Bank shall have no duty to provide) any such information to Guarantor either now or in the future.

19.                                 THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND BANK WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SURJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE.  THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND BANK.  THIS GUARANTY AGREEMENT MAY NOT BE AMENDED EXCEPT IN WRITING BY GUARANTOR AND BANK.

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DATED AND EXECUTED as of Sept. 24, 2008.

GUARANTOR:

TORNIER, B.V., a company organized under the laws of the Netherlands

By:	/s/ Douglas Kohrs
Name:	Douglas Kohrs
Title:	President and CEO

Address for Notices:

Telecopier No.:
Telephone No.:

Guaranty Agreement of Tornier, B.V. — Signature Page

NOTICE AND ACKNOWLEDGMENT OF NO ORAL AGREEMENTS

THIS NOTICE AND ACKNOWLEDGMENT OF NO ORAL AGREEMENTS (this “Agreement”) is made and entered into by and among the undersigned effective as of the 24th day of September 2008.

Definitions:

As used in this Agreement, the following terms shall have the following meanings:

“Borrower” — TORNIER, INC., a Delaware corporation.

“Bank”— COMPASS BANK, an Alabama banking corporation.

“Credit Agreement” — that certain Revolving Credit and Security Agreement dated as of May 31, 2007 between Borrower and Bank (as amended, modified, restated, or supplemented).

“Guarantor” — TORNIER US HOLDINGS, INC., a Delaware corporation.

“Loan” — The transaction composed of the Notes (as defined in the Credit Agreement) and all related agreements and accommodations by or among any of the Parties evidenced by or contained in any of the loan documents evidenced by the Credit Agreement.

“Loan Documents” —

1.                                       Second Modification Agreement between Borrower and Bank of even date herewith;

2.                                       Secretary’s Certificate of the Borrower of even date herewith;

3.                                       Secretary’s Certificate of Tornier US Holdings, Inc. of even date herewith;

4.                                       Creditor’s Subordination Agreement by and among Borrower, Bank and Tornier, S.A., a company organized under the laws of the Republic of France, of even date herewith.

“Parties” — The undersigned persons and entities.

Agreements:

In consideration of the making of the Loan, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties (a) agree that each Party’s execution of this Agreement constitutes an acknowledgment that such Party has read and understands this Agreement and that it is intended to be a part of, and is incorporated by reference into each of the Loan Documents, (b) acknowledge receipt of the following Notice, and (c) to the extent allowed by law, agree to be bound by the terms of this Agreement and the following Notice:

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NOTICE: A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED EXCEEDS $50,000.00 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.  THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY, AND MERGED INTO, SUCH WRITINGS.  THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER AND THE BANK (OR BY THE BORROWER FOR THE BENEFIT OF THE BANK) REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE BANK AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  THIS NOTICE IS GIVEN PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED FROM TIME TO TIME.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BORROWER:

TORNIER, INC., a Delaware Corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

By:	/s/ Douglas Kohrs
Douglas Kohrs, President and Chief Executive Officer

GUARANTORS:

TORNIER US HOLDINGS, INC., a Delaware corporation

By:	/s/ Michael J. Doty
Michael J. Doty, Secretary and Chief Financial Officer

BANK:

COMPASS BANK, an Alabama banking corporation

By:	/s/ Debra Halling
Debra Halling, Senior Vice President

Notice and Acknowledgement of No Oral Agreements — Signature Page